UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Theta Income Fund

(Formerly known as LS Theta Fund)

Investor Class – LQTVX

Institutional Class – LQTIX

ANNUAL REPORT

December 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund, if you hold your shares directly with the Fund, or from your financial intermediary, such as a broker-dealer or bank, if you hold your shares through a financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund by contacting the Fund at (844) 8LIQUID (844-854-7843) or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports at (844) 8LIQUID (844-854-7843) or, if you hold your shares through a financial intermediary, contacting your financial intermediary. Your election to receive reports in paper will apply to all of the Investment Manager Series Trust’s Funds you hold directly or through your financial intermediary, as applicable.

Theta Income Fund

A series of Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	5
Schedule of Investments	7
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to Financial Statements	20
Report of Independent Registered Public Accounting Firm	29
Supplemental Information	30
Expense Example	33

This report and the financial statements contained herein are provided for the general information of the shareholders of the Theta Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.liquidstrategiesllc.com

Letter to Shareholders

During one of the most challenging years over the past three decades for investors, the Theta Income Fund (“the Fund”) Institutional Class finished the fiscal year with a return of -5.22%. Despite the negative return for the year, the Fund demonstrated the ability to manage risk and volatility in times of stress. For example, the Fund’s losses were limited to -1.53% in December, a month in which the S&P 500 Index was down -9.03%. On a long-term basis, the Fund continues to focus on producing risk-adjusted returns (as measured by Sharpe Ratio) ahead of comparable indices and strategies.

	Trailing Annualized 3-Year Results as of 12/31/18
	Theta Income Fund Institutional	CBOE S&P 500 One- Week PutWrite Index	Bloomberg Barclays Aggregate Bond Index
Total Return	2.06%	0.94%	2.06%
Standard Deviation	3.48%	8.16%	2.88%
Sharpe Ratio	0.28	0.02	0.34
Max Drawdown	-5.63%	-14.53%	-3.28%

Source: CBOE.com, Liquid Strategies, LLC

	1 Year	3 Years	Since Inception
LQTIX	-5.22%	2.06%	1.57%
LQTVX	-5.47%	1.80%	1.31%
CBOE Weekly Put	-14.21%	0.94%	0.71%
Bloomberg Barclays US Aggregate Bond Index	0.01%	2.06%	2.26%

Inception April 1, 2014.

Past performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance would have been lower without fee waivers in effect. Current performance may be lower or higher than the performance data quoted. For the most recent month-end performance, please call 1-844-8LIQUID. Based on the current prospectus, gross and Net Expense Ratios for the Investor Class shares were 1.75% and 1.50%, respectively, and for the Institutional Class shares were 1.50% and 1.25%, respectively. The Fund's adviser has contractually agreed to waive its fees and/or pay for operating expenses of the Fund until April 30, 2019.

In terms of asset growth, 2018 brought continued growth for Liquid Strategies. Assets under management increased from approximately $450 million at the end of 2017 to over $490 million at the end of 2018. This growth can be attributed to several key factors: 1) the Fund’s commitment to managing risk in times of stress; 2) the Fund’s use of constant hedges to protect against unexpected volatility spikes; 3) the Fund’s ability to generate two separate conservative sources of income to investors; and 4) challenging market environments for both traditional equities and bonds.

While occasional losses in the Fund are frustrating, they are unavoidable and actually necessary to sustain the opportunity on which the Fund capitalizes. The Fund takes advantage of the persistent demand for downside market protection from investors that seek to hedge equity exposure for various reasons. If the market was always quiet, this demand for downside protection would disappear. The occasional market shocks such as the two distinct volatility episodes witnessed in Q1 and Q4 of 2018 reinforce the emotional fear of loss, driving investors back to paying inflated prices for downside protection. The “recalibration” of risk that took place in 2018 should set the stage for a fertile environment for the Fund in 2019 and beyond.

3550 Lenox Road NE ● Suite 2550 ● Atlanta, Georgia 30326

800-970-2725 ● 770-350-8700

Previous letters warned of an inevitable shift from a low volatility equity environment to a high volatility regime. These volatility regimes tend to last 3-6 years, with the recent low volatility regime lasting nearly 6 years, depending on where you mark the end date. Our belief is that the 4th quarter cemented this regime shift, laying a foundation for heightened equity volatility going forward. This view is supported by a number of key facts:

●	The average level of the CBOE Volatility Index (“the VIX”) was 16.64 in 2018 compared to just 11.09 in 2017.
●	Realized volatility in the S&P 500 Index jumped from 6.74% in 2017 to 17.32% in 2018. This 157% jump is the 3rd largest year over year volatility increase ever.
●	Equity markets suffered two distinct volatility episodes (a 10.1% drawdown in Q1 and a 19.8% drawdown in Q4), each of which came with wild swings in volatility and the largest 1-day increase ever in February.
●	December was the worst month for the S&P 500 Index since the credit crisis and the 6th worst monthly decline since 1990. Furthermore, it was the worst December since 1931.
●	The extreme market moves resulted in negative volatility risk premiums (options did not adequately price expected volatility) in 5 of the 12 months and 2 of the 4 quarters. 2008 was the only year that delivered a worse volatility risk premium.

Positive volatility risk premium is key to the success of the Fund. With options having been chronically overpriced over the past three decades, the volatility risk premium has been positive over 90% of the time. One particular exception develops when there is an intense inflection point between low volatility and high volatility regimes. 2018 was a good example of this scenario where the market shifted from a persistent low volatility bias of “risk on” and “buy on dips” and a high level of investor complacency. Once market volatility finally accelerates during an inflection point, it can take months or even quarters for the market to efficiently recalibrate the risk being priced into options, creating windows where the volatility risk premium is negative. Eventually the options market correctly prices, and in many cases overprices the level of risk in the market, once again offering attractive volatility risk premiums. Conversely, the inflection point between a high volatility regime and low volatility regime is typically the best environment for capturing the volatility risk premium. In short, a risk/reward spectrum for volatility risk premium should look something like the following:

3550 Lenox Road NE ● Suite 2550 ● Atlanta, Georgia 30326

800-970-2725 ● 770-350-8700

While high volatility regimes coincide with higher option premiums, creating a more favorable opportunity set, managing through these regimes requires patience, discipline, and a focus on risk management. Option premiums in these environments need to be higher because the frequency of large moves up and down are much greater than in low volatility environments. The Fund adapts to these volatility dynamics by selling downside protection that is further below market. This approach still provides above average income potential but allows the Fund to be more defensive in market swings. Furthermore, tighter hedges and active risk management allows the Fund to mitigate risk in times of stress that surface in this regime.

The second source of income for the portfolio, the underlying bond portfolio, provides another key source of income for the Fund, and performed nicely in 2018. The Federal Reserve raised rates four times, pushing broader bond indices lower for much of the year. An abrupt shift occurred in November as investors reacted with a “flight to quality” after the equity markets fell sharply in October. From its peak on November 8th, the 10 year treasury yield fell 0.55% from 3.24% to 2.69%, helping recover much of the losses in the bond market. The Fund’s focus on higher quality, shorter duration bonds aided in weathering the interest rate volatility, resulting in a gain of 1.28% for 2018 versus a flat year (+0.01%) for the Bloomberg Barclays Aggregate Bond Index.

Following is a breakdown of the composition of the bond portfolio as of 12/31/2018:

Current Allocations
Investment Grade Corporates	55.47%
Investment Grade Floating Corporates	11.00%
Treasuries	15.31%
Agency MBS	18.23%

	Avg. Coupon	Yield to Worst	Duration	Yield / Duration
Theta Income Bond Portfolio	3.32%	3.25%	1.77	1.84
Barclays Aggregate Bond Index	3.20%	3.27%	6.11	0.54

If the market is indeed transitioning into a high volatility regime, risk in most assets classes will increase and the markets will become increasingly sensitive to geopolitical, economic and earnings-related headline news. It is in these types of markets that highly risk controlled and absolute return focused strategies such as the Theta Income Fund can be an important part of investor portfolios.

3550 Lenox Road NE ● Suite 2550 ● Atlanta, Georgia 30326

800-970-2725 ● 770-350-8700

Risk Considerations

The views in this letter were as of 12/31/18 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund's investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

The Fund invests primarily in put options on indices, exchange traded funds (ETFs) and common stocks. Accordingly it may be subject to equity risk affected by general market conditions and ETF risk. The Fund's positions in options may be subject to greater fluctuations in value than investments in the underlying instrument. The Fund will incur a form of economic leverage through its use of options, which may increase the volatility of the Fund's returns and may increase the risk of loss to the Fund. There can be no guarantee that the strategy of the Fund will be successful.

The Fund is subject to the same risks as the underlying fixed income securities such as an issuer’s credit rating or creditworthiness. Generally, bonds will decrease in value as interest rates rise, and the Fund’s value could decline.

The Theta Income Fund is distributed by IMST Distributors, LLC, which is not affiliated with the Adviser.

Financial Terms

Bloomberg Barclays US Aggregate Bond Index - a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S.

CBOE S&P 500 One-Week PutWrite Index - The CBOE S&P 500 One-Week PutWrite Index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one-month Treasury bills. The WPUT Index rolls on a weekly basis, typically every Friday.

CBOE Volatility Index (VIX) – a measure of the market’s expectation of 30-day volatility, constructed using the implied volatilities of a wide range of S&P 500 index options.

Indexes are unmanaged and it is not possible to invest directly in an index.

Standard Deviation - A measure of the average deviations of a return series from its mean; often used as a measure of risk and volatility.

Sharpe Ratio - The average return earned in excess of the risk-free rate per unit of volatility or total risk, in this case standard deviation.

Max Drawdown - The maximum loss from a peak to a trough of a portfolio, before a new peak is attained, based on monthly performance.

3550 Lenox Road NE ● Suite 2550 ● Atlanta, Georgia 30326

800-970-2725 ● 770-350-8700

Theta Income Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited)

This graph compares a hypothetical $100,000 investment in the Fund’s Institutional Class shares, made at its inception, with a similar investment in the CBOE S&P 500 One-Week PutWrite Index and the Bloomberg Barclays Aggregate Bond Index. The performance graph above is shown for the Fund’s Institutional Class shares, Investor Class shares performance may vary. Results include the reinvestment of all dividends and capital gains.

The CBOE S&P 500 One-Week PutWrite Index is designed to track the performance of a hypothetical strategy that sells an at-the-money (ATM) S&P 500 Index (SPX) put option on a weekly basis. The maturity of the written SPX put option is one week to expiry. The written SPX put option is collateralized by a money market account invested in one-month Treasury bills. The WPUT Index rolls on a weekly basis, typically every Friday. The Bloomberg Barclays US Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. The index includes Treasury securities, Government agency bonds, Mortgage-backed bonds, Corporate bonds, and a small amount of foreign bonds traded in U.S. The Wilshire Liquid Alternative IndexSM measures the collective performance of the five Wilshire Liquid Alternative Strategies that make up the Wilshire Liquid Alternative Universe. These indices do not reflect expenses, fees, or sales charge, which would lower performance. These indices are unmanaged and they are not available for investment.

Average Annual Total Returns as of December 31, 2018	1 Year	3 Years	Since Inception	Inception Date
Investor Class	-5.47%	1.80%	1.31%	03/31/14
Institutional Class	-5.22%	2.06%	1.57%	03/31/14
CBOE S&P 500 One-Week PutWrite Index	-14.21%	0.94%	0.71%	03/31/14
Bloomberg Barclays Aggregate Bond Index*	0.01%	2.06%	2.26%	03/31/14
Wilshire Liquid Alternative Index	-4.24%	0.97%	-**	07/24/14

*	Effective June 14, 2018, the Fund’s secondary performance benchmark is the Bloomberg Barclays US Aggregate Bond Index. Liquid Strategies, LLC, the Fund’s advisor, believes this index is a better performance benchmark for comparison to the Fund’s performance and investment strategy.
**	The Wilshire Liquid Alternative Index was created on July 24, 2014.

Theta Income Fund

FUND PERFORMANCE at December 31, 2018 (Unaudited) – Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (844) 8LIQUID (844-854-7843).

Gross and Net Expense Ratios for the Investor Class shares were 1.75% and 1.50%, respectively, and for the Institutional Class shares were 1.50% and 1.25%, respectively, which were the amounts stated in the current prospectus dated May 1, 2018. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.50% and 1.25% of the average daily net assets of the Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until April 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund does not charge a redemption fee.

Theta Income Fund

SCHEDULE OF INVESTMENTS

As of December 31, 2018

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS – 17.5%
	Fannie Mae REMICS
$3,034,862	Series 2015-94, Class EP, 3.000%, 7/25/2043	$2,986,041
3,492,417	Series 2016-31, Class UP, 3.000%, 8/25/2044	3,459,316
3,756,579	Series 2017-105, Class BA, 3.000%, 8/25/2044	3,750,711
2,804,649	Series 2018-38, Class EC, 4.000%, 4/25/2043	2,889,010
4,190,238	Series 2018-49, Class CA, 4.000%, 12/25/2042	4,297,986
	Freddie Mac REMICS
3,211,733	Series 4314, Class PD, 3.750%, 7/15/2043	3,313,709
3,264,544	Series 4646, Class DA, 3.500%, 1/15/2042	3,306,526
3,758,995	Series 4766, Class VC, 4.000%, 4/15/2029	3,947,396
3,758,806	Series 4772, Class VL, 4.000%, 4/15/2029	3,924,069
3,621,256	Series 4795, Class WA, 3.500%, 12/15/2044	3,659,453
3,759,599	Series 4727, Class PA, 3.000%, 3/15/2046	3,762,547
3,629,047	Series 4746, Class NA, 3.500%, 4/15/2043	3,678,968
3,336,019	Series 4769, Class T, 4.500%, 3/15/2043[1]	3,453,950
3,776,665	Series 4800, Class LA, 4.000%, 4/15/2042	3,884,024
2,817,831	Series 4809, Class KA, 4.000%, 3/15/2040	2,896,685
1,947,567	Series 4818, Class PA, 4.000%, 6/15/2045	2,009,659
1,516,264	Series 4823, Class TA, 4.000%, 6/15/2042	1,556,088
4,373,976	Series 4808, Class DG, 3.500%, 9/15/2045	4,435,549
4,487,409	Series 4848, Class TA, 4.500%, 12/15/2045	4,715,414
3,764,079	Government National Mortgage Association 2.750% 4/20/20461	3,711,894
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $69,539,215)	69,638,995
	CORPORATE BONDS – 66.4%
	COMMUNICATIONS – 3.7%
2,350,000	21st Century Fox America, Inc. 3.000%, 9/15/2022	2,324,042
2,500,000	AT&T, Inc. 3.504% (LIBOR 3 Month+89 basis points), 2/15/2023[2,3]	2,456,783
	Comcast Corp.
2,750,000	5.150%, 3/1/2020	2,815,522
3,350,000	2.750%, 3/1/2023[1]	3,262,367
2,750,000	NBCUniversal Enterprise, Inc. 1.974%, 4/15/2019[4]	2,741,362
1,100,000	Verizon Communications, Inc. 3.558% (LIBOR 3 Month+77 basis points), 6/17/2019[3]	1,102,182
		14,702,258
	CONSUMER DISCRETIONARY – 6.8%
1,500,000	eBay, Inc. 3.391% (LIBOR 3 Month+87 basis points), 1/30/2023[3]	1,487,154

Theta Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY (Continued)
	Ford Motor Credit Co. LLC
$1,000,000	2.681%, 1/9/2020	$983,677
1,500,000	3.408% (LIBOR 3 Month+100 basis points), 1/9/2020[3]	1,484,846
	General Motors Financial Co., Inc.
2,500,000	3.986% (LIBOR 3 Month+155 basis points), 1/14/2022[3]	2,466,905
3,000,000	3.450%, 4/10/2022[1]	2,903,394
2,500,000	4.113% (LIBOR 3 Month+131 basis points), 6/30/2022[3]	2,417,450
	Home Depot, Inc.
2,750,000	2.000%, 6/15/2019[1,2]	2,742,336
2,350,000	2.700%, 4/1/2023[1]	2,327,078
	Lowe's Cos., Inc.
1,850,000	1.150%, 4/15/2019	1,839,640
1,850,000	3.875%, 9/15/2023[1]	1,865,577
2,000,000	Southwest Airlines Co. 2.650%, 11/5/2020[1]	1,974,222
2,750,000	Starbucks Corp. 2.100%, 2/4/2021[1]	2,683,777
2,000,000	Toyota Motor Credit Corp. 3.247% (LIBOR 3 Month+48 basis points), 9/8/2022[3]	1,982,648
		27,158,704
	CONSUMER STAPLES – 2.6%
3,250,000	Altria Group, Inc. 4.750%, 5/5/2021	3,323,473
1,550,000	Estee Lauder Cos., Inc. 1.800%, 2/7/2020	1,533,441
2,500,000	Mead Johnson Nutrition Co. 3.000%, 11/15/2020	2,493,363
3,000,000	Target Corp. 3.875%, 7/15/2020	3,045,714
		10,395,991
	ENERGY – 2.1%
2,500,000	Chevron Corp. 1.961%, 3/3/2020[1]	2,475,325
2,700,000	EOG Resources, Inc. 5.625%, 6/1/2019	2,725,809
2,975,000	Shell International Finance B.V. 1.375%, 9/12/2019[5]	2,942,971
		8,144,105
	FINANCIALS – 28.8%
2,795,000	Aflac, Inc. 3.625%, 11/15/2024	2,795,020

Theta Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$2,750,000	American Express Credit Corp. 3.168% (LIBOR 3 Month+43 basis points), 3/3/2020[1,2,3]	$2,746,381
2,215,000	Assured Guaranty U.S. Holdings, Inc. 5.000%, 7/1/2024	2,293,635
2,975,000	Australia & New Zealand Banking Group Ltd. 1.600%, 7/15/2019[5]	2,952,253
	Bank of America Corp.
1,850,000	2.600%, 1/15/2019	1,849,648
1,850,000	2.250%, 4/21/2020	1,830,577
1,850,000	5.000%, 5/13/2021[2]	1,920,997
850,000	Bank of New York Mellon Corp. 3.571% (LIBOR 3 Month+105 basis points), 10/30/2023[1,3]	851,950
2,835,000	Barclays PLC 4.728% (LIBOR 3 Month+211 basis points), 8/10/2021[3,5]	2,859,472
3,475,000	Berkshire Hathaway, Inc. 2.200%, 3/15/2021[1]	3,430,520
1,750,000	BNP Paribas S.A. 2.450%, 3/17/2019[5]	1,748,028
2,950,000	Capital One Financial Corp. 4.750%, 7/15/2021[2]	3,024,874
2,100,000	Capital One N.A. 3.671% (LIBOR 3 Month+115 basis points), 1/30/2023[1,3]	2,077,658
2,000,000	Citibank N.A. 2.850%, 2/12/2021[1]	1,982,530
2,000,000	Citigroup, Inc. 4.168% (LIBOR 3 Month+143 basis points), 9/1/2023[1,3]	2,002,118
	Commonwealth Bank of Australia
2,475,000	2.250%, 3/13/2019[5]	2,472,438
2,000,000	3.569% (LIBOR 3 Month+83 basis points), 9/6/2021[3,4,5]	2,006,252
2,750,000	Fifth Third Bank 2.300%, 3/15/2019[1,2]	2,746,642
	Goldman Sachs Group, Inc.
2,350,000	2.300%, 12/13/2019[1]	2,326,632
2,550,000	2.600%, 12/27/2020[1,2]	2,503,460
2,000,000	3.487% (LIBOR 3 Month+100 basis points), 7/24/2023[1,3]	1,944,588
2,000,000	4.259% (LIBOR 3 Month+175 basis points), 10/28/2027[1,3]	1,923,388
3,250,000	HSBC Bank USA N.A. 4.875%, 8/24/2020	3,330,678
3,250,000	HSBC Holdings PLC 5.100%, 4/5/2021[5]	3,361,930
3,000,000	Huntington Bancshares, Inc. 3.150%, 3/14/2021[1]	2,988,342

Theta Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$2,250,000	Huntington National Bank 2.375%, 3/10/2020[1]	$2,228,944
2,825,000	JPMorgan Chase & Co. 4.500%, 1/24/2022	2,912,081
2,750,000	KeyBank N.A. 1.600%, 8/22/2019	2,725,781
2,750,000	Manufacturers & Traders Trust Co. 2.250%, 7/25/2019[1]	2,740,532
2,750,000	Mastercard, Inc. 2.000%, 4/1/2019	2,742,245
994,000	MetLife, Inc. 4.750%, 2/8/2021	1,025,942
3,000,000	Mitsubishi UFJ Financial Group, Inc. 2.950%, 3/1/2021[5]	2,970,783
	Morgan Stanley
2,800,000	2.650%, 1/27/2020	2,779,706
3,500,000	5.750%, 1/25/2021	3,650,339
2,000,000	3.811% (LIBOR 3 Month+122 basis points), 5/8/2024[1,3]	1,971,614
3,210,000	Nasdaq, Inc. 5.550%, 1/15/2020	3,280,630
3,350,000	Simon Property Group LP 4.375%, 3/1/2021[1]	3,421,787
2,750,000	Sumitomo Mitsui Banking Corp. 2.250%, 7/11/2019[5]	2,736,899
2,000,000	Sumitomo Mitsui Financial Group, Inc. 3.205% (LIBOR 3 Month+78 basis points), 7/12/2022[3,5]	1,989,384
1,085,000	TD Ameritrade Holding Corp. 5.600%, 12/1/2019	1,108,012
2,475,000	U.S. Bancorp 2.200%, 4/25/2019[1]	2,469,698
2,550,000	UBS A.G. 2.375%, 8/14/2019[5]	2,539,894
	Wells Fargo & Co.
2,475,000	2.150%, 1/15/2019	2,474,295
2,975,000	2.550%, 12/7/2020	2,933,897
	Westpac Banking Corp.
2,750,000	4.875%, 11/19/2019[5]	2,793,004
3,250,000	2.150%, 3/6/2020[5]	3,215,706
		114,681,184
	HEALTH CARE – 7.1%
1,750,000	AbbVie, Inc. 2.500%, 5/14/2020[1]	1,733,967

Theta Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	CORPORATE BONDS (Continued)
	HEALTH CARE (Continued)
	Amgen, Inc.
$2,975,000	5.700%, 2/1/2019	$2,981,009
2,975,000	2.200%, 5/22/2019[1]	2,963,799
2,500,000	Bayer U.S. Finance II LLC 2.200%, 7/15/2022[1,4]	2,347,353
3,000,000	Cigna Holding Co 3.250%, 4/15/2025[1]	2,855,055
3,000,000	CVS Health Corp. 4.750%, 12/1/2022[1,2]	3,097,893
2,255,000	Gilead Sciences, Inc. 2.550%, 9/1/2020	2,237,305
	Merck & Co., Inc.
3,750,000	3.875%, 1/15/2021[1]	3,827,947
2,805,000	2.800%, 5/18/2023	2,768,925
895,000	Stryker Corp. 2.000%, 3/8/2019	893,635
2,750,000	UnitedHealth Group, Inc. 2.700%, 7/15/2020	2,740,785
		28,447,673
	INDUSTRIALS – 5.4%
2,000,000	Burlington Northern Santa Fe LLC 3.000%, 3/15/2023[1]	1,986,804
	Caterpillar Financial Services Corp.
2,250,000	2.100%, 6/9/2019	2,242,066
2,975,000	1.700%, 8/9/2021	2,856,765
2,975,000	Caterpillar, Inc. 3.900%, 5/27/2021	3,029,880
3,350,000	General Electric Co. 2.961% (LIBOR 3 Month+38 basis points), 5/5/2026[2,3]	2,699,541
1,750,000	Honeywell International, Inc. 1.800%, 10/30/2019	1,733,063
2,975,000	Illinois Tool Works, Inc. 6.250%, 4/1/2019[2]	2,997,836
850,000	United Parcel Service, Inc. 3.009% (LIBOR 3 Month+38 basis points), 5/16/2022[3]	852,559
3,000,000	United Technologies Corp. 1.900%, 5/4/2020	2,944,974
		21,343,488
	MATERIALS – 1.9%
2,500,000	EI du Pont de Nemours & Co. 3.071% (LIBOR 3 Month+53 basis points), 5/1/2020[3]	2,501,750

Theta Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	CORPORATE BONDS (Continued)
	MATERIALS (Continued)
$2,300,000	Newmont Mining Corp. 3.500%, 3/15/2022[1]	$2,277,635
3,000,000	Packaging Corp. of America 2.450%, 12/15/2020	2,946,957
		7,726,342
	TECHNOLOGY – 4.9%
1,500,000	Apple, Inc. 3.101% (LIBOR 3 Month+50 basis points), 2/9/2022[2,3]	1,499,850
	Cisco Systems, Inc.
2,475,000	4.950%, 2/15/2019	2,480,289
2,975,000	2.450%, 6/15/2020	2,959,839
	Oracle Corp.
1,975,000	2.375%, 1/15/2019	1,974,544
2,475,000	3.875%, 7/15/2020	2,513,056
2,850,000	2.500%, 5/15/2022[1]	2,790,156
	QUALCOMM, Inc.
2,750,000	2.250%, 5/20/2020	2,712,322
2,500,000	3.251% (LIBOR 3 Month+73 basis points), 1/30/2023[3]	2,487,302
		19,417,358
	UTILITIES – 3.1%
2,750,000	Duke Energy Progress LLC 5.300%, 1/15/2019	2,751,848
2,950,000	Edison International 2.125%, 4/15/2020	2,872,559
1,350,000	Florida Power & Light Co. 3.250%, 6/1/2024[1]	1,347,793
2,850,000	Georgia Power Co. 4.250%, 12/1/2019[2]	2,872,694
2,700,000	Southern Co. 2.350%, 7/1/2021[1]	2,623,612
		12,468,506
	TOTAL CORPORATE BONDS (Cost $269,125,643)	264,485,609
	U.S. GOVERNMENT AND AGENCIES – 0.9%
3,455,720	Fannie Mae Pool 3.00%, 1/1/2032	3,450,592
	TOTAL U.S. GOVERNMENT AND AGENCIES (Cost $3,483,358)	3,450,592

Theta Income Fund

SCHEDULE OF INVESTMENTS - Continued

As of December 31, 2018

Principal Amount		Value
	U.S. TREASURY NOTES — 15.3%
	United States Treasury Note
$7,550,000	2.750%, 2/15/2019	$7,553,292
7,500,000	3.125%, 5/15/2019[2]	7,516,995
10,000,000	3.375%, 11/15/2019[2]	10,060,940
11,500,000	3.625%, 2/15/2020[2]	11,626,235
13,000,000	3.500%, 5/15/2020[2]	13,163,514
11,000,000	2.625%, 8/15/2020	11,018,051
	TOTAL U.S. TREASURY NOTES (Cost $60,956,080)	60,939,027
	SHORT-TERM INVESTMENTS — 0.9%
3,604,449	UMB Money Market Fiduciary, 0.247%[6]	3,604,449
	TOTAL SHORT-TERM INVESTMENTS (Cost $3,604,449)	3,604,449

	TOTAL INVESTMENTS — 101.0% (Cost $406,708,745)	402,118,672

	Liabilities in Excess of Other Assets — 1.0%	(3,790,307)
	TOTAL NET ASSETS — 100.0%	$398,328,365

PLC – Public Limited Company

LP – Limited Partnership

[1]	Callable.
[2]	All or a portion of this security is segregated as collateral for open written options contracts.
[3]	Floating rate security.
[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $7,094,967, which represents 1.8% of total net assets of the Fund.
[5]	Foreign security denominated in U.S. Dollars
[6]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Theta Income Fund

SUMMARY OF INVESTMENTS

As of December 31, 2018

Security Type/Sector	Percent of Total Net Assets
Collateralized Mortgage Obligations	17.5%
Corporate Bonds
Financials	28.8%
Health Care	7.1%
Consumer Discretionary	6.8%
Industrials	5.4%
Technology	4.9%
Communications	3.7%
Utilities	3.1%
Consumer Staples	2.6%
Energy	2.1%
Materials	1.9%
Total Corporate Bonds	66.4%
U.S. Government and Agencies	0.9%
U.S. Treasury Notes	15.3%
Short-Term Investments	0.9%
Total Investments	101.0%
Liabilities in Excess of Other Assets	(1.0)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Theta Income Fund

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2018

Assets:
Investments, at value (cost $406,708,745)	$402,118,672
Cash	23,358
Segregated cash held by custodian for benefit of brokers for options contracts	3,015,788
Receivables:
Fund shares sold	14,316
Dividends and interest	2,933,418
Prepaid expenses	16,680
Total assets	408,122,232

Liabilities:
Payables:
Investment securities purchased	3,349,250
Fund shares redeemed	2,998,527
Cash due to broker for options contracts	2,960,275
Advisory fees	353,764
Shareholder servicing fees (Note 8)	24,126
Distribution fees (Note 7)	322
Fund accounting and administration fees	35,548
Auditing fees	19,528
Transfer agent fees and expenses	13,642
Custody fees	12,575
Chief Compliance Officer fees	3,780
Trustees' deferred compensation (Note 3)	1,922
Trustees' fees and expenses	101
Accrued other expenses	20,507
Total liabilities	9,793,867

Net Assets	$398,328,365

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$424,637,484
Total accumulated deficit	(26,309,119)
Net Assets	$398,328,365

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$1,478,614
Shares of beneficial interest issued and outstanding	30,121
Net asset value, offering and redemption price per share	$49.09

Institutional Class Shares:
Net assets applicable to shares outstanding	$396,849,751
Shares of beneficial interest issued and outstanding	8,000,130
Net asset value, offering and redemption price per share	$49.61

See accompanying Notes to Financial Statements.

Theta Income Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2018

Investment Income:
Interest	$9,180,196
Total investment income	9,180,196

Expenses:
Advisory fees	3,941,006
Fund administration fees	325,194
Shareholder servicing fees (Note 8)	219,410
Interest Expense	153,111
Fund accounting fees	88,527
Transfer agent fees and expenses	61,078
Registration fees	53,238
Custody fees	47,327
Legal fees	35,176
Miscellaneous	33,242
Auditing fees	19,944
Chief Compliance Officer fees	17,590
Shareholder reporting fees	16,446
Trustees' fees and expenses	9,301
Distribution fees (Note 7)	4,468
Insurance fees	2,450
Total expenses	5,027,508
Advisory fees waived	(96,777)
Net expenses	4,930,731
Net investment income	4,249,465

Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(104,928)
Purchased options contracts	(4,872,121)
Written options contracts	(16,991,588)
Net realized loss	(21,968,637)
Net change in unrealized appreciation/depreciation on:
Investments	(3,817,756)
Purchased options contracts	(20,958)
Written options contracts	374,406
Net change in unrealized appreciation/depreciation	(3,464,308)
Net increase from payments by affiliates (Note 3)	2,284
Net realized and unrealized loss	(25,430,661)

Net Decrease in Net Assets from Operations	$(21,181,196)

See accompanying Notes to Financial Statements.

Theta Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income (loss)	$4,249,465	$(87,900)
Net realized gain (loss) on investments, purchased options contracts and written options contracts	(21,968,637)	5,834,919
Net change in unrealized appreciation/depreciation on investments, purchased options contracts and written options contracts	(3,464,308)	(1,124,568)
Net increase from payments by affiliates (Note 3)	2,284	-
Net increase (decrease) in net assets resulting from operations	(21,181,196)	4,622,451

Distributions to Shareholders:
Distributions [1]:
Investor Class	(24,310)
Institutional Class	(6,756,109)
Total distributions to shareholders	(6,780,419)

From net realized gain:
Investor Class		(25,909)
Institutional Class		(3,283,323)
Total distributions to shareholders		(3,309,232)

From return of capital:
Investor Class	(7,120)
Institutional Class	(1,186,273)
Total distributions to shareholders	(1,193,393)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	829,443	2,729,251
Institutional Class	141,247,699	360,471,035
Reinvestment of distributions:
Investor Class	30,761	25,909
Institutional Class	3,863,076	1,788,708
Cost of shares redeemed:
Investor Class[2]	(1,803,973)	(2,299,224)
Institutional Class[3]	(72,579,367)	(56,587,640)
Net increase in net assets from capital transactions	71,587,639	306,128,039

Total increase in net assets	42,432,631	307,441,258

Net Assets:
Beginning of period	355,895,734	48,454,476
End of period[4]	$398,328,365	$355,895,734

Capital Share Transactions:
Shares sold:
Investor Class	15,933	53,036
Institutional Class	2,718,255	6,751,578
Shares reinvested:
Investor Class	609	490
Institutional Class	75,736	33,534
Shares redeemed:
Investor Class	(35,078)	(43,838)
Institutional Class	(1,410,124)	(1,080,881)
Net increase from capital share transactions	1,365,331	5,713,919

[1]	The SEC eliminated the requirement to disclose components of distributions paid to shareholders in 2018.
[2]	Net of redemption fee proceeds of $0 and $131, respectively.
[3]	Net of redemption fee proceeds of $0 and $2,683, respectively.
[4]	End of year net assets include accumulated undistributed net investment income of $0 for the year ended December 31, 2017. The SEC eliminated the requirement to disclose undistributed net investment income in 2018.

See accompanying Notes to Financial Statements.

Theta Income Fund

FINANCIAL HIGHLIGHTS

Investor Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,				For the Period March 31, 2014* through
	2018	2017	2016	2015	December 31, 2014[1]
Net asset value, beginning of period	$52.89	$50.61	$48.70	$48.75	$50.00
Income from Investment Operations:
Net investment income (loss)	0.43 [2]	(0.18)[2]	(0.60)[2]	(0.71)[2]	(0.75)
Net realized and unrealized gain (loss)	(3.30)	2.97	3.41	1.92	- [3]
Total from investment operations	(2.87)	2.79	2.81	1.21	(0.75)

Less Distributions:
From net investment income	(0.46)	-	-	-	-
From net realized gain	(0.31)	(0.51)	(0.90)	(1.26)	(0.50)
From return of capital	(0.16)	-	-	-	-
Total distributions	(0.93)	(0.51)	(0.90)	(1.26)	(0.50)

Redemption fee proceeds[2]	-	- [3]	-	-	-

Net increase from payments by affiliates (Note 3)	- [3]	-	-	-	-

Net asset value, end of period	$49.09	$52.89	$50.61	$48.70	$48.75

Total return[4]	(5.47)%	5.50%	5.77%	2.45%	(1.55)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,478	$2,574	$1,972	$572	$189

Ratio of expenses to average net assets (including interest expense)
Before fees waived and expenses absorbed	1.52%	1.75%	2.72%[6]	3.92%	4.32%[7]
After fees waived and expenses absorbed	1.50%[8]	1.50%[8]	1.51%[6]	1.50%	1.50%[7]

Ratio of net investment income to average net assets (including interest expense)
Before fees waived and expenses absorbed	0.81%	(0.59)%	(2.40)%	(3.84)%	(4.29)%[7]
After fees waived and expenses absorbed	0.83%	(0.34)%	(1.19)%	(1.42)%	(1.47)%[7]

Portfolio turnover rate	8%	3%	-%	-%	-%[5]

*	Commencement of operations.
[1]	The Fund had a 1-5 reverse stock split with ex and payable dates of August 7, 2015. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. See Note 12 for more information.
[2]	Based on average shares outstanding for the period.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. These returns include Rule 12b-1 fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	If interest expense had been excluded, the expense ratios would have been lowered by 0.01% for the year ended December 31, 2016.
[7]	Annualized.
[8]	Effective May 1, 2017, interest expense is included in annual operating expense limitation.

See accompanying Notes to Financial Statements.

Theta Income Fund

FINANCIAL HIGHLIGHTS

Institutional Class

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended December 31,				For the Period March 31, 2014* through
	2018	2017	2016	2015	December 31, 2014[1]
Net asset value, beginning of period	$53.40	$50.97	$48.91	$48.80	$50.00
Income from Investment Operations:
Net investment income (loss)	0.56 [2]	(0.05)[2]	(0.47)[2]	(0.59)[2]	(0.80)
Net realized and unrealized gain (loss)	(3.33)	2.99	3.43	1.96	0.10
Total from investment operations	(2.77)	2.94	2.96	1.37	(0.70)

Less Distributions:
From net investment income	(0.55)	-	-	-	-
From net realized gain	(0.31)	(0.51)	(0.90)	(1.26)	(0.50)
From return of capital	(0.16)	-	-	-	-
Total distributions	(1.02)	(0.51)	(0.90)	(1.26)	(0.50)

Redemption fee proceeds[2]	-	- [3]	- [3]	- [3]	- [3]

Net increase from payments by affiliates (Note 3)	- [3]	-	-	-	-

Net asset value, end of period	$49.61	$53.40	$50.97	$48.91	$48.80

Total return[4]	(5.22)%	5.76%	6.05%	2.78%	(1.45)%[5]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$396,850	$353,322	$46,482	$16,032	$5,569

Ratio of expenses to average net assets (including interest expense)
Before fees waived and expenses absorbed	1.27%	1.50%	2.47%[6]	3.67%	4.07%[7]
After fees waived and expenses absorbed	1.25%[8]	1.25%[8]	1.26%[6]	1.25%	1.25%[7]

Ratio of net investment income to average net assets (including interest expense)
Before fees waived and expenses absorbed	1.06%	(0.34)%	(2.15)%	(3.59)%	(4.04)%[7]
After fees waived and expenses absorbed	1.08%	(0.09)%	(0.94)%	(1.17)%	(1.22)%[7]

Portfolio turnover rate	8%	3%	-%	-%	-%[5]

*	Commencement of operations.
[1]	The Fund had a 1-5 reverse stock split with ex and payable dates of August 7, 2015. Prior year net asset values and per share amounts have been restated to reflect the impact of the reverse stock split. See Note 12 for more information.
[2]	Based on average shares outstanding for the period.
[3]	Amount represents less than $0.01 per share.
[4]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[5]	Not annualized.
[6]	If interest expense had been excluded, the expense ratios would have been lowered by 0.01% for the year ended December 31, 2016.
[7]	Annualized.
[8]	Effective May 1, 2017, interest expense is included in annual operating expense limitation.

See accompanying Notes to Financial Statements.

Theta Income Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2018

Note 1 – Organization

Theta Income Fund (the ‘‘Fund’’) was organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek to generate current income with a low correlation to the risks and returns of major market indices. The Fund commenced investment operations on March 31, 2014, with two classes of shares: Investor Class and Institutional Class. Effective December 7, 2018 the Fund changed its name from LS Theta Fund.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees.  Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding.  Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Corporate Debt Securities

Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, bank loans, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or unsecured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment grade or below investment grade and may carry variable or floating rates of interest.

Theta Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

Corporate debt securities carry credit risk, interest rate risk and prepayment risk. Credit risk is the risk that a fund could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment.

Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms. Prepayment risk occurs when issuers prepay fixed rate debt securities when interest rates fall, forcing the Fund to invest in securities with lower interest rates. Issuers of debt securities are also subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors that may restrict the ability of the issuer to pay, when due, the principal of and interest on its debt securities.

(c) Options

The Fund utilizes options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If a call option is exercised, the premium received is added to the proceeds from the sale in determining whether the Fund has realized a gain or a loss on investment transactions. If a put option is exercised, the premium received is subtracted from the proceeds of the sale in determining whether the Fund has realized a gain or a loss on investment transactions. The Fund, as a writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

(d) Asset-Backed Securities

Asset-backed securities include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. In addition, asset-backed securities are not backed by any governmental agency.

(e) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Fund records a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund is allocated on a pro rata basis to each class of shares, except for distribution and service fees which are unique to each class of shares.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

Theta Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

(f) Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended December 31, 2015-2018, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(g) Distributions to Shareholders

The Fund will make distributions of net investment income quarterly and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Liquid Strategies, LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for other operating expenses to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Investor Class and Institutional Class shares of the Fund, respectively. This agreement is in effect until April 30, 2019, and it may be terminated before that date only by the Trust’s Board of Trustees.

Theta Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

For the year ended December 31, 2018, the Advisor waived a portion of its advisory fees totaling $96,777. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to certain limitations, of fees waived or payments made to the Fund for a period ending three full fiscal years after the date of the waiver or payment.  This reimbursement may be requested from the Fund if the reimbursement will not cause the Fund’s annual expense ratio to exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. At December 31, 2018, the amount of these potentially recoverable expenses was $560,159. The Advisor may recapture all or a portion of this amount no later than December 31 of the years stated below:

2019	$232,950
2020	230,432
2021	96,777
Total	$560,159

The Advisor reimbursed the Fund $2,284 for losses from a trade error during this fiscal period. This amount is reported on the Fund’s Statement of Operations, Statements of Changes, and Financial Highlights under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the total return.

UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Fund’s custodian. The Fund’s allocated fees incurred for fund accounting, fund administration, transfer agency and custody services for the year ended December 31, 2018 are reported on the Statement of Operations.

IMST Distributors, LLC serves as the Fund’s distributor (the “Distributor”). The Distributor does not receive compensation from the Fund for its distribution services; the Advisor pays the Distributor a fee for its distribution-related services.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the year ended December 31, 2018, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

The Fund's Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Fund's liability for these amounts is adjusted for market value changes in the invested fund(s) and remains a liability to the Fund until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of the Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees' fees and expenses in the Statement of Operations.

Theta Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Fund’s allocated fees incurred for CCO services for the year ended December 31, 2018, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes

At December 31, 2018, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$406,708,745

Gross unrealized appreciation	$372,018
Gross unrealized depreciation	(4,962,091)

Net unrealized depreciation on investments	$(4,590,073)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings (accumulated deficit) as follows:

Increase (Decrease)
Paid-in Capital	Total Distributable Earnings (Accumulated Deficit)
$ 2,901	$ (2,901)

As of December 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$-
Undistributed long-term capital gains	-
Tax accumulated earnings	-

Accumulated capital and other losses	(21,719,046)
Net unrealized depreciation on investments	(4,590,073)
Total accumulated deficit	$(26,309,119)

The tax character of distributions paid during the fiscal years ended December 31, 2018 and December 31, 2017 were as follows:

Distribution paid from:	2018	2017
Ordinary income	$5,333,613	$1,248,473
Net long-term capital gains	1,446,806	2,060,759
Return of capital	1,193,393	-
Total distributions paid	$7,973,812	$3,309,232

Theta Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

As of December 31, 2018, the Fund had non-expiring capital loss carryforwards as follows:

Short-term	$8,754,476
Long-term	12,964,570
$21,719,046

Note 5 – Redemption Fee

Effective June 23, 2017, the Fund no longer charges a redemption fee. Prior to June 23, 2017, the Fund charged a 2.00% redemption fee on all shares redeemed within 30 days of purchase. Prior to June 23, 2017, the Fund received $2,814, in redemption fees.

Note 6 – Investment Transactions

For the year ended December 31, 2018, purchases and sales of investments, excluding short-term investments, and options contracts were $173,572,980 and $29,320,555, respectively.

Note 7 – Distribution Plan

The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its shares.  With respect to Investor Class, the Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets. The Institutional Class does not pay any distribution fees.

For the year ended December 30, 2018, distribution fees incurred are disclosed on the Statement of Operations.

Note 8 – Shareholder Servicing Plan

The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended December 31, 2018, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 9 – Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

Theta Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

●	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

●	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

●	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of December 31, 2018, in valuing the Fund’s assets carried at fair value:

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Collateralized Mortgage Obligations	$-	$69,638,995	$-	$69,638,995
Corporate Bonds**	-	264,485,609	-	264,485,609
U.S. Government and Agencies	-	3,450,592	-	3,450,592
U.S. Treasury Notes	-	60,939,027	-	60,939,027
Short-Term Investments
Money Market	3,604,449	-	-	3,604,449
Total Assets	$3,604,449	$398,514,223	$-	$402,118,672

*	The Fund did not hold any Level 3 securities at period end.

**	All corporate bonds held in the Fund are Level 2 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

Theta Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

Note 11 – Derivatives and Hedging Disclosures

Derivatives and Hedging requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in options contracts during the year ended December 31, 2018.

The effects of derivative instruments on the Statement of Operations for the year ended December 31, 2018 are as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$(4,872,121)	$(16,991,588)	$(21,863,709)
Total	$(4,872,121)	$(16,991,588)	$(21,863,709)

	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Purchased Options Contracts	Written Options Contracts	Total
Equity contracts	$(20,958)	$374,406	$353,448
Total	$(20,958)	$374,406	$353,448

The quarterly average volumes of derivative instruments as of December 31, 2018 are as follows:

Derivatives not designated as hedging instruments
Equity contracts	Purchased options contracts	Notional Value	$328,292,000
	Written options contracts	Notional Value	$(276,988,500)

Note 12 – Reverse Stock Split

The Fund had a 1 for 5 reverse stock split with the ex and payable dates of August 7, 2015, to shareholders of record as of August 6, 2015. This resulted in a decrease in shares outstanding from 27,994 to 5,599, and an increase in net asset value from $10.05 to $50.23 for the Investor Class, and a decrease in shares outstanding from 1,051,178 to 220,652, and an increase in net asset value from $10.08 to $50.39 for the Institutional Class. This transaction did not change the net assets of the Fund or the value of a shareholder’s account.

Note 13 – New Accounting Pronouncement

In August 2018, the Securities and Exchange Commission (the "SEC") adopted regulations that eliminated or amended disclosure requirements that were redundant or outdated in light of changes in SEC requirements, GAAP, International Financial Reporting Standards, or changes in technology or the business environment. These regulations were effective November 5, 2018, and the Funds are complying with them effective with these financial statements.

In August 2018, FASB issued Accounting Standards Update No. 2018-13 ("ASU 2018-13"), "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement," which amends the fair value measurement disclosure requirements of ASC Topic 820 ("ASC 820"), "Fair Value Measurement." ASU 2018-13 includes new, eliminated, and modified disclosure requirements for ASC 820. In addition, ASU 2018-13 clarifies that materiality is an appropriate consideration of entities when evaluating disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted and the Funds have adopted ASU 2018-13 with these financial statements.

Theta Income Fund

NOTES TO FINANCIAL STATEMENTS – Continued

December 31, 2018

Note 14 – Events Subsequent to the Fiscal Period End

The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Theta Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Theta Income Fund (formerly known as LS Theta Fund) (the “Fund”), a series of Investment Managers Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended and for the period March 31, 2014 (commencement of operations) through December 31, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period March 31, 2014 through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2019

Theta Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gain Designation

For the tax year ended December 31, 2018, the Fund designates $1,446,806 as a 20% rate gain distribution for purposes of the dividends paid deduction.

Trustees and Officers Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (844) 8LIQUID (844-854-7843). The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	1	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	1	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	1	None.

Theta Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Independent Trustee:
John P. Zader [a] (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016). Chairman (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	1	Investment Managers Series Trust II, a registered investment company (includes 13 portfolios).
Officers of the Trust:
Maureen Quill [a] (born 1963) President	Since June 2014

President (January 2018 – present), Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007

Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A

Theta Income Fund

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held by Trustee During the Past Five Years
Officers of the Trust:
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016). Co-President (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.	N/A	N/A
Diane Drake [b] (born 1967) Secretary	Since March 2016

Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015). Chief Compliance Officer (2018 – present), Foothill Capital Management, LLC, a registered investment advisor.

			N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014	Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).	N/A	N/A

[a]	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
[b]	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.
[c]	Trustees and officers serve until their successors have been duly elected.
[d]	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund managed by the same investment advisor. The Fund does not hold itself out as related to any other series within the Trust, for purposes of investment and investor services, nor does it share the same investment advisor with any other series.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC and Foothill Capital Management, LLC.

Theta Income Fund

EXPENSE EXAMPLE

For the Six Months Ended December 31, 2018 (Unaudited)

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; distribution and or/service (12b-1) fees (Investor Class only); and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		7/1/18	12/31/18	7/1/18 – 12/31/18
Investor Class	Actual Performance	$1,000.00	$978.80	$7.49
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.69	7.64
Institutional Class	Actual Performance	1,000.00	980.20	6.26
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.93	6.38

*	Expenses are equal to the Fund’s annualized expense ratios of 1.50% and 1.25% for Investor Class and Institutional Class, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the six month period). The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Theta Income Fund

A series of Investment Managers Series Trust

Investment Advisor

Liquid Strategies, LLC

3550 Lenox Road North East, Suite 2550

Atlanta, Georgia 30326

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, Pennsylvania 19102

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 East Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Theta Income Fund - Investor Class	LQTVX	46141P 289
Theta Income Fund - Institutional Class	LQTIX	46141P 271

Privacy Principles of the Theta Income Fund for Shareholders

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Theta Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (844) 8LIQUID (844-854-7843), or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (844) 8LIQUID (844-854-7843), or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund at (844) 8LIQUID (844-854-7843). The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (844) 8LIQUID (844-854-7843).

Theta Income Fund

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (844) 8LIQUID (844-854-7843)

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 844-854-7843.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2018	FYE 12/31/2017
Audit Fees	$16,950	$16,700
Audit-Related Fees	N/A	N/A
Tax Fees	$2,800	$2,800
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2018	FYE 12/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 12/31/2018	FYE 12/31/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/11/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	3/11/2019

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	3/11/2019